Exhibit 10.1

THIRD AMENDMENT TO LEASE AGREEMENT
This THIRD AMENDMENT TO LEASE AGREEMENT ("Amendment"), effective as of October 1, 2025 (for purposes of this Amendment, the "Effective Date"), is entered into between ERIE INSURANCE EXCHANGE ("Tenant"), a reciprocal insurance exchange organized under the laws of Pennsylvania with principal offices and place of business at 100 Erie Insurance Place, Erie, PA 16530, acting by and through its attorney-in-fact, ERIE INDEMNITY COMPANY; and ERIE INDEMNITY COMPANY ("Landlord"), a Pennsylvania business corporation, with its principal offices and place of business also at 100 Erie Insurance Place, Erie, PA 16530 collectively referred to herein as the "Parties").
WHEREAS, Landlord and Tenant entered into that certain Home Office Agreement of Lease dated July 1, 2021 relating to certain premises located in Erie Pennsylvania (collectively, the "Lease");
WHEREAS, Landlord and Tenant have agreed to amend the Lease, upon the terms and conditions hereinafter described; and
WHEREAS, all capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Lease.
NOW, THEREFORE, for good and valuable consideration paid by Tenant to Landlord and the mutual covenants, terms, and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby amend the Lease on the terms hereof as of the Effective Date as follows:
1.Appendix A to the Lease shall be replaced in its entirety with the appendix attached to this Amendment.
2.No Default. Landlord and Tenant hereby affirm that as of the Effective Date, no breach, default or other act, error, or omission which, with the giving of notice or passage of time or both, would constitute a breach or default by either party has occurred and is continuing under the Lease.
3.Affirmation of Lease Terms. Except as modified by this Amendment, Landlord and Tenant hereby ratify the Lease and agree that the Lease shall remain unchanged and shall continue in full force and effect. In the event there is any conflict between the terms of the Lease and the terms set forth in this Amendment, the terms specifically set out in this Amendment shall control. From and after the Effective Date, any and all references to "the Lease" or "this Lease" in the Lease shall mean the Lease as modified by this Amendment.
4.Miscellaneous.
(a)Entire Agreement. This Amendment contains the entire understanding between the Parties with respect to the matters being amended as contained herein.
(b)Amendment and Modification. This Amendment may not be changed or modified orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, or modification is sought.

(c)Further Assurances. Each of the Parties shall deliver to the other any further instruments or documents which may be reasonably required to establish to the satisfaction of the other party that it has agreed to be bound by and become liable under the terms and conditions of the Lease and this Amendment.

[Continues with signatures on next page.]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.
TENANT:

ERIE INSURANCE EXCHANGE, a reciprocal insurance exchange organized under the laws of Pennsylvania with principal offices and place of business at 100 Erie Insurance Place, Erie, PA 16530, acting by and through its attorney-in-fact, ERIE INDEMNITY COMPANY

By: /s/ Julie M. Pelkowski
Julie M. Pelkowski
Executive Vice President and Chief Financial Officer

LANDLORD:

ERIE INDEMNITY COMPANY, a Pennsylvania business corporation, with its principal offices and place of business at 100 Erie Insurance Place, Erie, PA 16530

By: /s/ Brian W. Bolash
Brian W. Bolash
Executive Vice President, Secretary and General Counsel

Appendix A
Buildings

NAME	LOCATION	SIZE ABOVE/BELOW GROUND RENT ABOVE/BELOW GROUND	BASE YEAR
717 State Street	717 State Street Erie, PA 16501	66,080 / 11,097 $9.31 / $4.37	10/01/2025- 06/30/2026
Sixth Street Tower	125 East 6th Street	293,139 / 35,770	07/01/2021-
	Erie, PA 16501	$10.75 / $4.20	06/30/2022
Westport	4950 West 23rd Street	77,260 / n/a	07/01/2021-
	Erie, PA 16505	$8.50/ n/a	06/30/2022
H.O Hirt Building	100 Erie Insurance Place	93,127/28,217	01/01/2022-
	Erie, PA 16530	$8.95/$4.20	06/30/2022
F.W. Hirt-Perry Square	100 Erie Insurance Place	162,002/41,065	01/01/2022-
Building	Erie, PA 16530	$8.95/$4.20	06/30/2022
Petersen Center	100 Erie Insurance Place	30,724/ n/a	01/01/2022-
	Erie, PA 16530	$8.95/ n/a	06/30/2022
Holland Street Building	100 Erie Insurance Place	66,114/27,364	01/01/2022-
	Erie, PA 16530	$8.95/$4.20	06/30/2022
Lafayette Place	400 French Street	17,052/5,392	01/01/2022-
	Erie, PA 16507	$8.95/$4.20	06/30/2022
Gideon Ball House	135 East 6th Street	9,200/ n/a	01/01/2022-
	Erie, PA 16501	$8.95/ n/a	06/30/2022
Armory	360 East 6th Street	21,737/12,605	01/01/2022-
	Erie, PA 16507	$8.95/$4.20	06/30/2022
C.F Adams/Heritage Center	101 East 6th Street	6,036/4,325	01/01/2022-
	Erie, PA 16501	$8.95/$4.20	06/30/2022
O'Donnell House	410 French Street	762/711	01/01/2022-
	Erie, PA 16507	$8.95//$4.20	06/30/2022
Firehouse	414 French Street	8,073/2,480	01/01/2022-
	Erie, PA 16507	$8.95/$4.20	06/30/2022
French Street Ramp/	100 Erie Insurance Place	11,760/38,616	01/01/2022-
Mail Facility	Erie, PA 16530	$8.95/$4.20	06/30/2022